CASTLE CONVERTIBLE FUND, INC.
                                75 MAIDEN LANE
                           NEW YORK, NEW YORK 10038

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

     The 1998 Annual Meeting of Shareholders of Castle Convertible Fund, Inc. (the "Fund") will be held in the offices of the Fund, 75 Maiden Lane, New York, New York 10038, 12th Floor, on December 8, 1998 at 12:30 P.M. for the following purposes:

     1.   To elect seven (7) Directors for the ensuing year.

     2. To ratify or reject the selection of Arthur Andersen LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 1999.

     3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     Shareholders of record as of the close of business on October 19, 1998 will be entitled to vote at the meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NEW JERSEY 07302, IN THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                             By order of the Board of Directors


                                                          DAVID D. ALGER
                                                            PRESIDENT

Dated: October 22, 1998
       New York, New York

                                 PROXY STATEMENT
                                       FOR
                     THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                          CASTLE CONVERTIBLE FUND, INC.
                         TO BE HELD ON DECEMBER 8, 1998


                                  INTRODUCTION

     The accompanying Proxy is being solicited by the Management of Castle Convertible Fund, Inc. (the "Fund") for use at the Annual Meeting of
Shareholders to be held at 12:30 P.M. on December 8, l998 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of stock, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph and personal interviews by officers of the Fund, will be borne by the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon with respect to Proposals 1 and 2, the Proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the meeting, even if a quorum is present, Management will vote all Proxies in its discretion pursuant to Item 3 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

     This Proxy Statement is being mailed to shareholders on or about October 22, 1998. The address of the principal executive office of the Fund is 75 Maiden Lane, New York, New York 10038.

     A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND, 75 MAIDEN LANE, NEW YORK, NY 10038 OR BY CALLING 800-223-3810 TOLL-FREE.


                     INFORMATION REGARDING VOTING SECURITIES

     The Fund has only one class of shares of which 2,236,003 shares were issued and outstanding as of the close of business on October 19, 1998, the record date for determining shareholders entitled to receive notice of, and to vote at the meeting and all adjournments thereof. Each share is entitled to one vote at the Annual Meeting.

     The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of October 19, 1998.




                                                     AMOUNT OF
      TITLE OF            NAME AND ADDRESS          BENEFICIAL       PERCENT OF
       CLASS            OF BENEFICIAL OWNERS         OWNERSHIP         CLASS
-------------------   ------------------------   ----------------   -----------
     Common Stock     Alger Associates, Inc.     337,965 Shs.*      15.12%
                      75 Maiden Lane
                      New York City, NY 10038
     Common Stock     All Directors and          347,523 Shs.**     15.54%
                      Officers as a Group

----------------------------
* Included in this figure are 73,644 shares owned by Fred Alger & Company, Incorporated, and 309 shares owned by Alger Shareholder Services, Inc., wholly-owned subsidiaries of Alger Associates, Inc.

** Included in this figure are 340,665 shares beneficially owned by Fred M. Alger III, 337,965 shares beneficially owned by David D. Alger, 1,441 shares beneficially owned by Lester L. Colbert, Jr., 5,017 shares beneficially owned by Arthur M. Dubow, 300 shares beneficially owned by John T. Sargent and 100 shares beneficially owned by Nathan E. Saint-Amand, M.D. Included in the shares beneficially owned by Messrs. Alger are the 337,965 shares listed in the table above as being held by Alger Associates, Inc., which may be deemed to be beneficially owned by Fred M. Alger III and David D. Alger by virtue of their control of Alger Associates, Inc.

                        INFORMATION REGARDING THE ADVISER

     Fred Alger Management, Inc. (the "Adviser") has served as the investment adviser to the Fund since February 1974. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is 75 Maiden Lane, New York, New York 10038. The principal place of business of Alger is 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Associates and the Adviser are New York corporations and Alger is a Delaware corporation.

     The Adviser has been engaged in the business of rendering investment advisory services since 1964 and the Adviser had approximately $7.96 billion of assets, including those of the Fund, under management as of September 30, 1998.


     The names and principal occupations of the directors and principal executive officers of the Adviser are as follows:



         NAME                                      PRINCIPAL OCCUPATIONS
---------------------- -----------------------------------------------------------------------------
Fred M. Alger III      Chairman of the Boards of Alger Associates, the Adviser, Alger, Alger
 Age: 63               Properties, Inc. ("Properties"), Alger Shareholder Services, Inc.
                       ("Services"), Alger Life Insurance Agency, Inc. ("Agency"), the Fund, The
                       Alger Fund, The Alger American Fund, The Alger Retirement Fund, Spectra
                       Fund, Fred Alger International Advisory S.A. ("International"), The Alger
                       American Asset Growth Fund ("Asset Growth") and Analysts Resources,
                       Inc. ("ARI").

David D. Alger         President and Director of Alger Associates, the Adviser, Alger, Properties,
 Age: 54               Services, Agency, International and the Fund; President and Trustee of The
                       Alger Fund, The Alger American Fund, The Alger Retirement Fund and
                       Spectra Fund; Executive Vice President and Director of ARI; Director of
                       Asset Growth.

Gregory S. Duch        Executive Vice President, Treasurer and Director of Alger Associates, the
 Age: 47               Adviser and Properties; Executive Vice President and Treasurer of Alger,
                       Services, Agency and ARI; Treasurer of the Fund, The Alger Fund, The
                       Alger American Fund, The Alger Retirement Fund and Spectra Fund;
                       Treasurer and Director of International.

Mary Marsden-Cochran   Vice President, General Counsel and Secretary of Alger Associates, the
 Age: 45               Adviser, Alger, Properties, Services, Agency and ARI; Secretary of the Fund,
                       The Alger Fund, The Alger American Fund, The Alger Retirement Fund,
                       International and Spectra Fund.

       With the exception of Ms. Marsden-Cochran, all of the above have been employed by the Adviser for more than the past five years and where noted, the individuals have served as officers of the Fund, Spectra Fund (and its predecessor Spectra Fund, Inc.), The Alger American Fund and The Alger Fund for at least five years; and as officers of The Alger Retirement Fund since 1993. The business address of each of the foregoing is 75 Maiden Lane, New York, New York 10038. Ms. Marsden-Cochran has been Secretary of Alger Associates, the Adviser, Alger, Properties, Services, Agency, ARI, the Fund, The Alger Fund, The Alger American Fund, The Alger Retirement Fund, International and Spectra Fund since February, 1996. She was Associate General Counsel and Vice President of Smith Barney Inc. from December 1994 through February 1996. From January 1994 through November 1994 she was a Blue Sky Attorney for AMT Capital.


       Mr. Fred M. Alger III owns approximately 42.21% of Alger Associates' outstanding voting securities. Mr. David D. Alger owns approximately 20.88% of Alger Associates' outstanding voting securities.


PROPOSAL NO. 1: ELECTION OF DIRECTORS


       It is proposed to elect as directors the nominees shown below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.



                                                                              SHARES OF THE
                                                                            FUND BENEFICIALLY
                                                                             OWNED DIRECTLY
                NAME, AGE AND BUSINESS                     DIRECTOR OF       OR INDIRECTLY,        PERCENT
                  EXPERIENCE FOR THE                         THE FUND             AS OF           OF SHARES
                    LAST FIVE YEARS                           SINCE         OCTOBER 19, 1998     OUTSTANDING
------------------------------------------------------   ---------------   ------------------   ------------
* Fred M. Alger III, 63                                  February 1974     340,665 Shs.**       15.24%
    Chairman of the Boards of Alger Associates, the
    Adviser, Alger, Properties, Services, Agency,
    ARI, the Fund, The Alger Fund, The Alger
    American Fund, The Alger Retirement Fund,
    International, Asset Growth and Spectra Fund.
    Formerly also President of Alger Associates, the
    Adviser, Alger, Properties, Services, Agency, the
    Fund, Spectra Fund, Inc., The Alger Fund, The
    Alger American Fund and The Alger Retirement
    Fund.

                                                                               SHARES OF THE
                                                                             FUND BENEFICIALLY
                                                                              OWNED DIRECTLY
                NAME, AGE AND BUSINESS                      DIRECTOR OF       OR INDIRECTLY,        PERCENT
                  EXPERIENCE FOR THE                         THE FUND              AS OF           OF SHARES
                    LAST FIVE YEARS                            SINCE         OCTOBER 19, 1998     OUTSTANDING
------------------------------------------------------   ----------------   ------------------   ------------
* David D. Alger, 54                                     February 1993      337,965 Shs.**       15.12%
    President and Director of Alger Associates, the
    Adviser, Alger, Properties, Services, Agency,
    International and the Fund; President and Trustee
    of The Alger Fund, The Alger American Fund,
    The Alger Retirement Fund and Spectra Fund;
    Executive Vice President and Director of ARI;
    Director of Asset Growth. Formerly Executive
    Vice President and Director of Alger Associates,
    the Adviser, Alger, Properties, Services and Agency;
    Vice President and Director of Spectra Fund, Inc.
    and the Fund; Vice President and Trustee of
    The Alger Fund, The Alger American Fund and
    The Alger Retirement Fund.

Lester L. Colbert, Jr., 64                               September 1974     1,441 Shs.**          0.06%
    Private investor since 1988. Formerly Chairman
    of the Board, President and Chief Executive
    Officer of Xidex Corporation.

Arthur M. Dubow, 65                                      February 1974      5,017 Shs.**          0.22%
    Trustee of the Arthur Dubow Foundation;
    Director of Coolidge Investment Corporation;
    Trustee of The Alger Fund, The Alger American
    Fund, The Alger Retirement Fund and Spectra
    Fund; private investor since 1985. Formerly
    Chairman of the Board of Institutional
    Shareholder Services, Inc.; formerly Director of
    Spectra Fund, Inc.; formerly President of Fourth
    Estate, Inc.
                                              (FOOTNOTES ON PAGE 6)

                                                                                SHARES OF THE
                                                                              FUND BENEFICIALLY
                                                                               OWNED DIRECTLY
                 NAME, AGE AND BUSINESS                      DIRECTOR OF       OR INDIRECTLY,        PERCENT
                   EXPERIENCE FOR THE                         THE FUND              AS OF           OF SHARES
                    LAST FIVE YEARS                             SINCE         OCTOBER 19, 1998     OUTSTANDING
-------------------------------------------------------   ----------------   ------------------   ------------
Stephen E. O'Neil, 66                                     January 1973       0 Shs.                 0%
    Of Counsel to the law firm of Kohler & Barnes;
    private investor since 1981; Director of Nova
    Care, Inc. and Brown-Forman Corporation;
    Trustee of The Alger Fund, The Alger American
    Fund, The Alger Retirement Fund and Spectra
    Fund. Formerly President and Vice Chairman of
    City Investing Company; formerly Director of
    Centerre Bancorporation, Spectra Fund, Inc. and
    Syntro Corporation.

Nathan Emile Saint-Amand, M.D., 60                        September 1986     100 Shs.             .01%
    Medical doctor in private practice; Trustee of The
    Alger Fund, The Alger American Fund, The
    Alger Retirement Fund and Spectra Fund.
    Formerly Director of Spectra Fund, Inc.

John T. Sargent, 74                                       May 1986           300 Shs.             .01%
    Private investor since 1987; Director of Atlantic
    Mutual Insurance Co.; Trustee of The Alger
    Fund, The Alger American Fund, The Alger
    Retirement Fund and Spectra Fund. Formerly
    Director of Spectra Fund, Inc. and River Bank
    America.

----------------------------
* Fred M. Alger III and David D. Alger may be considered "interested persons" of the Fund as such term is defined in the Investment Company Act of 1940 because they are "interested persons" of the Adviser and officers of the Fund. Fred M. Alger III and David D. Alger are brothers.

** Includes 337,965 shares of the Fund beneficially owned by Alger Associates, Inc. directly or through wholly-owned subsidiaries. Fred M. Alger III and David D. Alger may be deemed beneficially to own such shares by virtue of their control of Alger Associates, Inc.

OFFICERS, DIRECTORS AND RELATED MATTERS

     No director, officer or employee of Alger Management or its affiliates will receive any compensation from the Fund for serving as an officer or Director of the Fund. Each Director of the Fund who is not an "interested person" of the Fund as defined in the Investment Company Act of 1940 receives from the Fund a quarterly fee of $2,000 for his services as Director, but such fee is reduced proportionately for each meeting of the Board of Directors which such Director does not attend during the quarter. During the fiscal year ended October 31, l997, all such Directors received an aggregate of $40,000 of such fees. The Fund has no bonus, profit sharing, pension or retirement plans. The following table provides compensation amounts paid to Disinterested Directors of the Fund during the fiscal year ended October 31, 1997.


                               COMPENSATION TABLE



                                                                    TOTAL COMPENSATION PAID TO DIRECTORS FROM
                                                                           THE ALGER RETIREMENT FUND,
                                              AGGREGATE                          THE ALGER FUND,
                                             COMPENSATION                   THE ALGER AMERICAN FUND,
                                                 FROM                   CASTLE CONVERTIBLE FUND, INC. AND
     NAME OF PERSON, POSITION       CASTLE CONVERTIBLE FUND, INC.                 SPECTRA FUND.
---------------------------------- ------------------------------- ------------------------------------------
Lester L. Colbert, Jr., Director                $8,000                               $ 8,000
Arthur M. Dubow, Director                       $8,000                               $28,250
Stephen E. O'Neil, Director                     $8,000                               $28,250
Nathan E. Saint-Amand, Director                 $8,000                               $28,250
John T. Sargent, Director                       $8,000                               $28,250

     Four regular meetings of the Board of Directors were held during the fiscal year ended October 31, 1997. During that period, with the exception of Fred M. Alger III, each of the Directors attended at least 75% of the meetings of the Board.

     The Fund's Audit Committee consists of the following independent Directors:
Mr. Sargent, Mr. Dubow and Mr. O'Neil. The Fund's Board of Directors has no nominating or compensation committee or any committee performing similar functions.

     Management recommends that shareholders vote FOR Proposal No. 1.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF
                  INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund or the Adviser, have selected and approved Arthur Andersen LLP as the independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 1999. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund. Pursuant to Section 32(a) of the Investment Company Act of 1940, such selection is subject to ratification or rejection by shareholders of the Fund. A representative of Arthur Andersen LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he or she so desires.

     Management recommends that shareholders vote FOR Proposal No. 2.


                                   LITIGATION

     The Fund is not a party to any material litigation.


                                  OTHER MATTERS

     Management knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.


                             SHAREHOLDERS' PROPOSALS

     A shareholder proposal intended to be presented at the Fund's 1999 Annual Meeting of Shareholders must be received by the Fund a reasonable time before the solicitation is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

75 Maiden Lane
New York, New York

Dated: October 22, 1998

     IF YOU CANNOT ATTEND THE MEETING, YOU ARE URGED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                          CASTLE CONVERTIBLE FUND, INC.
                                      PROXY
                 ANNUAL MEETING OF SHAREHOLDERS DECEMBER 8, 1998

The undersigned shareholder of Castle Convertible Fund, Inc. hereby appoints David D. Alger, Gregory S. Duch and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of common stock of Castle Convertible Fund, Inc. standing in the name of the undersigned at the close of business on October 19, 1998, at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 75 Maiden Lane, New York, New York 10038 at 12:30 P.M. on December 8, 1998, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED.



(Continued and to be signed on the reverse side)

PLEASE MARK BOXES - OR - IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS     FOR all nominees listed below (except     WITHHOLD AUTHORITY to vote
                             as marked to the contrary below) -        for all nominees listed below -

INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below. Fred M. Alger III, David D. Alger, Lester L. Colbert, Jr., Arthur M. Dubow, Stephen E. O'Neil, Nathan E. Saint-Amand, John T. Sargent

2. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as independent public accountants of the Fund.

                        FOR |_|    AGAINST |_|    ABSTAIN |_|

3. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                  --------------------------------------------------------------

                       Signature(s)                         Signature(s)


                  --------------------------------------------------------------

                      Dated         Social Security or Tax Identification Number



                  THIS PROXY, WHEN DATED AND SIGNED, SHOULD BE MAILED PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NJ 07302. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE.